                                                                    Exhibit 10.2

                    TECHNOLOGY TRANSFER AND LICENSE AGREEMENT

                                 by and between

                                OLIN CORPORATION

                                       and

                            PRIMEX TECHNOLOGIES, INC.

                               TABLE OF CONTENTS
                               -----------------

1. DEFINITIONS...............................................................3

2. ASSIGNMENT OF INTELLECTUAL PROPERTY.......................................7

3. LICENSES..................................................................7

4. SECRECY..................................................................10

5. DURATION AND TERMINATION.................................................11

6. RIGHTS UPON TERMINATION OTHER THAN UNDER SECTION 6.1.....................12

6. FORCE MAJEURE............................................................12

7. GUARANTEES, LIABILITIES AND INDEMNITIES..................................13

8. NOTICES..................................................................13

9. EXPORTATION CONTROL......................................................14

10. ASSIGNMENT..............................................................14

11. MISCELLANEOUS...........................................................15

12. SETTLEMENT OF DISPUTES..................................................16

EXHIBIT A  .................................................................18

EXHIBIT B  .................................................................19

                    TECHNOLOGY TRANSFER AND LICENSE AGREEMENT

THIS AGREEMENT is made and entered into as of this 1st___ day of January, __________ 1996 by and between:

OLIN CORPORATION, having a place of business at [427 North Shamrock Street, East Alton, Illinois 62024], (hereinafter referred to as "OLIN")

AND

PRIMEX TECHNOLOGIES, INC., having a place of business at 10101 Ninth Street North, St. Petersburg, Florida 33716-3807 (hereinafter referred to as "PRIMEX") (hereinafter collectively the "PARTIES " and each individually a "PARTY").

                          W  I  T  N  E  S  S  E  T  H:
                          -  -  -  -  -  -  -  -  -  -

WHEREAS, OLIN and PRIMEX are contemplating entering into a Distribution Agreement concerning the spin-off of PRIMEX from OLIN (the "Distribution Agreement");

WHEREAS, prior to entering into the Distribution Agreement, OLIN possesses certain INTELLECTUAL PROPERTY and TECHNOLOGY primarily used in the PRIMEX business, as that business was part of a single corporate entity and parent-subsidiary corporate structure;

WHEREAS, PRIMEX desires to own or have the right to use such certain INTELLECTUAL PROPERTY and TECHNOLOGY used its business;

WHEREAS, to allow each of OLIN and PRIMEX (and their respective shareholders) to obtain the full value of its respective rights under the Distribution Agreement, PRIMEX and OLIN desire to enter into and execute this AGREEMENT concerning the assignment and licensing of certain INTELLECTUAL PROPERTY and TECHNOLOGY;

NOW, THEREFORE, in consideration of the above, and the mutual promises set forth below, OLIN and PRIMEX agree as follows:


1.   DEFINITIONS
--   -----------

Whenever used in this agreement, the following terms shall have the following meanings, on the understanding that words in the singular include the plural and vice-versa. Headings and subheadings are used for convenience only and are not intended as limitations in the AGREEMENT or for use in interpreting the AGREEMENT.

1.1  AFFILIATE
---  ---------
"AFFILIATE" shall mean, when used with respect to a specified PERSON, another PERSON that directly, or indirectly through one or more intermediaries, CONTROLS or is CONTROLLED by or is under common CONTROL with the PERSON specified.

1.2  AGREEMENT
---  ---------
"AGREEMENT" shall mean this agreement as amended and/or supplemented from time to time, including all the EXHIBITS attached hereto.

1.3  AMMUNITION
---  ----------
"AMMUNITION" shall mean cartridges, shotshells, projectiles, and blanks, capable of being fired from a firearm, artillery piece, cannon, industrial gun or other gun (collectively "Gun") by a propellant charge in such Gun or cartridge (including but not limited to armor-piercing rounds, trace rounds, incendiary rounds and/or explosive rounds), but shall not include (i) unpropelled bombs, and (ii) rockets, mortars and other projectiles substantially propelled by propellant contained within the projectile.

1.4  CONFIDENTIAL INFORMATION
---  ------------------------
"CONFIDENTIAL INFORMATION" shall mean any and all information disclosed to the receiving PARTY by the disclosing PARTY pursuant to the AGREEMENT, in any form such as, but not limited to, visual, oral, written, graphic, electronic or model form, including but not limited to know-how and trade secrets, whether patented or not and whether in the laboratory, pilot plant or commercial plant stage (including drawings, operating conditions, specifications, safety instructions, recommendations for effluent disposal, emergency instructions, etc.) owned or controlled by a PARTY.

1.5  CONTROL
---  -------
"CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" shall have meanings correlative thereto.

1.6  EFFECTIVE DATE
---  --------------
"EFFECTIVE DATE" shall mean the Effective Time specified in the Distribution Agreement.

1.7  GOCO OPERATION
---  --------------
"GOCO OPERATION" shall mean any activity conducted by a Party hereto pursuant to an agreement existing on or prior to the date first above written (or an extension, renewal or other continuation of such an agreement concerning the same facility as the prior agreement) with the federal government of the United States of America by which such party operates or maintains an AMMUNITION or AMMUNITION components (including powder) production facility for and on behalf of such government; provided, however, that such term shall not include any activity conducted at such facility that is not conducted by the respective party on behalf of such government pursuant to such agreement (such as, but not limited to, activity conducted by a respective party for its own account at such facility, whether pursuant to a facilities use agreement with the government or otherwise).

1.8  INTELLECTUAL PROPERTY
---  ---------------------
"INTELLECTUAL PROPERTY" shall mean all classes or types of patents, utility models, design patents, copyrights and applications for the aforementioned, of all countries of the world, owned by a PARTY and in existence on or before the EFFECTIVE DATE.

1.9  JOINT TECHNOLOGY
---  ----------------
"JOINT TECHNOLOGY" shall mean TECHNOLOGY in existence on or before the EFFECTIVE DATE which (i) was derived from the joint efforts or used (a) by or on behalf of OLIN's Ordnance and/or Aerospace divisions on the one hand and (b) by or on behalf of OLIN's Brass and/or Chemicals and/or Chlor-Alkali Products and/or Winchester and/or Olin Microelectronic Materials, Divisions on the other hand or
(ii) is neither OLIN TECHNOLOGY nor PRIMEX TECHNOLOGY.

1.10 MEDIUM & LARGE CALIBER AMMUNITION & COMPONENTS
---- ----------------------------------------------
"MEDIUM & LARGE CALIBER AMMUNITION & COMPONENTS" shall mean (i) fully-loaded rounds of Ammunition having a diameter of 20 millimeters or larger, other than shotshells and (ii) components of such fully-loaded rounds.

1.11 NONLETHAL AMMUNITION
---- --------------------
"NONLETHAL AMMUNITION" shall mean AMMUNITION that is designed and intended to minimize or avoid any injury, damage or death resulting from its use or otherwise intended to be less-than-lethal, including but not limited to having the effect of slowing or temporarily incapacitating an aggressor through means intended to minimize or avoid permanent physical damage to the aggressor. The term "NONLETHAL AMMUNITION" does not include: (i) blanks, and (ii) any AMMUNITION produced on or before the EFFECTIVE DATE by the parties hereto, nor any developments therefrom based on techniques historically used in the AMMUNITION industry for delivering lethal or injurious force to an aggressor through the use of a metal projectile.

1.12 OCSW & OICW AMMUNITION
---- ----------------------
"OCSW AND OICW AMMUNITION" shall mean AMMUNITION used in objective crew served weapon (OCSW) and OICW objective individual combat weapon (OICW), respectively, being developed by PRIMEX for the U.S. Army.

1.13 OLIN BUSINESSES
---- ---------------
"OLIN BUSINESSES" shall mean the businesses of the Brass, Chlor Alkali Products, Chemicals, Winchester and Microelectronic Materials, Divisions of OLIN as they were carried out on or before the EFFECTIVE DATE but excluding Ball Powder(R).

1.14 OLIN TECHNOLOGY
---- ---------------
"OLIN TECHNOLOGY" shall mean all the TECHNOLOGY, other than JOINT TECHNOLOGY, which was used by or derived from efforts by or on behalf of the Brass, Chlor Alkali Products, Chemicals, Winchester and Microelectronic Materials, divisions of Olin Corporation on or before the EFFECTIVE DATE.

1.15 OLIN INTELLECTUAL PROPERTY
---- --------------------------
"OLIN INTELLECTUAL PROPERTY" shall mean the INTELLECTUAL PROPERTY owned by OLIN on or before the EFFECTIVE DATE other than the PRIMEX INTELLECTUAL PROPERTY.

1.16 OLIN PRODUCTS
---- -------------
"OLIN PRODUCTS" shall mean those products which were made by the Brass, Chlor Alkali Products, Chemicals, Winchester and Microelectronic Materials, divisions of OLIN on or before the EFFECTIVE DATE and products acquired, developed or established by or for OLIN or any of its AFFILIATEs after the EFFECTIVE DATE. Notwithstanding the foregoing, OLIN PRODUCTS shall, without limitation, not include MEDIUM & LARGE CALIBER AMMUNITION & COMPONENTS and Ball Powderr except for: (i) individual component primers, fuses, cups, propellants containing or derived from HAN (hydroxyamoniumnitrate), shellcases, and cones for shaped charges prior to their assembly into AMMUNITION, and/or oil well penetrator cones; and/or (ii) engaging in research and development of propellant powder as part of the development, testing, trial production, prototype construction, and similar activities in the business relating to SMALL CALIBER AMMUNITION & COMPONENTS; and/or (iii) engaging In any of its GOCO OPERATIONS, including the Lake City Army Ammunition Plant located in Independence, Missouri and the Ravenna Army Arsenal Plant located in Ravenna, Ohio; and/or (iv) engaging In the business relating to NONLETHAL AMMUNITION; and/or (v) engaging In the business relating to high explosives and other primer material.

1.17 PERSON
---- ------
"PERSON" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political sub-division thereof.

1.18 PRIMEX BUSINESSES
---- -----------------
"PRIMEX BUSINESSES" shall mean the businesses of the Ordnance and Aerospace Divisions of OLIN as they were carried out on or before the EFFECTIVE DATE.

1.19 PRIMEX PRODUCTS
---- ---------------
"PRIMEX PRODUCTS" shall mean those products which were made by the Ordnance and Aerospace divisions of OLIN or their constituent companies and their predecessor companies on or before the EFFECTIVE DATE and products acquired, developed or established by or for PRIMEX or any of its AFFILIATES after the EFFECTIVE DATE. Notwithstanding the forgoing, PRIMEX PRODUCTS shall, without limitation, not include, SMALL CALIBER AMMUNITION & COMPONENTS except for: (i) engaging in the development, testing, trial production, prototype construction and similar activities associated with, but for the first five years after the EFFECTIVE DATE not the selling of, OCSW AND OICW AMMUNITION; and/or (ii) engaging In the business relating to NONLETHAL AMMUNITION.

1.20 PRIMEX TECHNOLOGY
---- -----------------
"PRIMEX TECHNOLOGY" shall mean all the TECHNOLOGY, other than JOINT TECHNOLOGY, which was used by or derived from efforts by or on behalf of the Ordnance and Aerospace Divisions of OLIN or their constituent companies and their predecessors on or before the EFFECTIVE DATE .

1.21 PRIMEX INTELLECTUAL PROPERTY
---- ----------------------------
"PRIMEX INTELLECTUAL PROPERTY" shall mean the INTELLECTUAL PROPERTY set forth in EXHIBIT A.

1.22 PRODUCTS
---- --------
"PRODUCTS" shall mean the OLIN PRODUCTS and the PRIMEX PRODUCTS.

1.23 SMALL CALIBER AMMUNITION & COMPONENTS
---- -------------------------------------
"SMALL CALIBER AMMUNITION & COMPONENTS" shall mean (i) shotshells of any gauge,
(ii) fully-loaded rounds of AMMUNITION, other than MEDIUM & LARGE CALIBER AMMUNITION & COMPONENTS, (iii) components of such shotshells and fully-loaded rounds, other than propellant powder; and (iv) ejection cartridges (also known as "ARDs") for aircraft stores ejection.

1.24 TECHNOLOGY
---- ----------
"TECHNOLOGY" shall mean the body of knowledge owned by a PARTY and in existence as of the EFFECTIVE DATE including: (i) information such as technical, engineering, maintenance, environmental and safety information with respect to the design, equipment selection, construction, installation, staffing and operation of facilities and equipment for the manufacture of PRODUCTS; (ii) formulae, process drawings and descriptions, chemical recipes, know-how, and technological and processing information, for the manufacture of PRODUCTS; and
(iii) specifications and properties of the PRODUCTS.

1.25 TERM
---- ----
"TERM" shall mean the period of time during which the AGREEMENT shall be in full force and effect pursuant to ARTICLE 6.


2.   ASSIGNMENT OF INTELLECTUAL PROPERTY
--   -----------------------------------

2.1  Assignment
---  ----------
OLIN agrees to assign and transfer to PRIMEX as of the EFFECTIVE DATE all of its right, title and interest, together with all rights of priority, in and to the PRIMEX INTELLECTUAL PROPERTY and to the PRIMEX TECHNOLOGY, which were owned by OLIN as of December 31, 1996, pursuant to assignment documents in the form as set forth in EXHIBIT B.

2.2  Disclaimer
---  ----------
OLIN CORPORATION MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE INTELLECTUAL PROPERTY OR TECHNOLOGY ASSIGNED HEREBY, INCLUDING WITHOUT LIMITATION AS TO THEIR VALIDITY, ENFORCEABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE.


3.   LICENSES
--   --------

3.1  GENERAL LICENSE TO PRIMEX
---  -------------------------
OLIN and its AFFILIATES hereby grants to PRIMEX an irrevocable, royalty free, worldwide, nonexclusive license, with the right to sublicense, to use the OLIN TECHNOLOGY AND OLIN INTELLECTUAL PROPERTY, which have been used by or on behalf of the PRIMEX BUSINESSES on or before the EFFECTIVE DATE, solely for the making, having made, use, offering for sale, selling and import of PRIMEX PRODUCTS, provided that no rights or licenses are granted with respect to PRODUCTS other than PRIMEX PRODUCTS. OLIN and its

AFFILIATES hereby further grants to PRIMEX an irrevocable, royalty free, worldwide, nonexclusive license, with the right to sublicense, to use the OLIN INTELLECTUAL PROPERTY and the OLIN TECHNOLOGY, which has been used by PRIMEX in the PRIMEX BUSINESSES on or before the EFFECTIVE DATE solely for engaging in any GOCO OPERATIONS.

3.2  JOINT PROPERTY LICENSE TO PRIMEX
---  --------------------------------
OLIN and its AFFILIATES hereby grants to PRIMEX an irrevocable, royalty free, worldwide, nonexclusive license, with the right to sublicense, to use the JOINT INTELLECTUAL PROPERTY and JOINT TECHNOLOGY solely for the making, having made, use, offering for sale, selling and import of PRIMEX PRODUCTS. No rights or licenses are granted with respect to PRODUCTS other than PRIMEX PRODUCTS.

3.3  PRIMEX OPTION FOR FUTURE LICENSE
---  --------------------------------
OLIN and its AFFILIATES hereby grants to PRIMEX an option to nonexclusively license, upon reasonable terms and conditions to be agreed upon, the use of the OLIN TECHNOLOGY AND OLIN INTELLECTUAL PROPERTY known to PRIMEX on or before the EFFECTIVE DATE but which have not been used by or on behalf of the PRIMEX BUSINESSES on or before the EFFECTIVE DATE, solely for the making, having made, use, offering for sale, selling and import of PRIMEX PRODUCTS, provided that no rights or licenses will be granted with respect to PRODUCTS other than PRIMEX PRODUCTS.

3.4  GENERAL LICENSE TO OLIN
---  -----------------------
PRIMEX and its AFFILIATES hereby grants to OLIN an irrevocable, royalty free, worldwide, nonexclusive license, with the right to sublicense, to use the PRIMEX INTELLECTUAL PROPERTY and the PRIMEX TECHNOLOGY, which have been used by or on behalf of OLIN in the OLIN BUSINESSES on or before the EFFECTIVE DATE, solely for the making, having made, use, offering for sale, selling and import of OLIN PRODUCTS, provided that no rights or licenses are granted with respect to PRODUCTS other than OLIN PRODUCTS. PRIMEX and its AFFILIATES hereby further grants to OLIN an irrevocable, royalty free, worldwide, nonexclusive license, with the right to sublicense, to use the PRIMEX INTELLECTUAL PROPERTY and the PRIMEX TECHNOLOGY, which has been used by OLIN in the OLIN BUSINESSES on or before the EFFECTIVE DATE solely for engaging in any GOCO OPERATIONS.

3.5  JOINT PROPERTY LICENSE TO OLIN
---  ------------------------------
PRIMEX and its AFFILIATES hereby grants OLIN an irrevocable, royalty free, worldwide, nonexclusive license, with the right to sublicense, to use the JOINT INTELLECTUAL PROPERTY and JOINT TECHNOLOGY solely for the making, having made, use, offering for sale, selling and import of OLIN PRODUCTS. No rights or licenses are granted with respect to PRODUCTS other than OLIN PRODUCTS.

3.6  OLIN OPTION FOR FUTURE LICENSE
---  ------------------------------
PRIMEX and its AFFILIATES hereby grants to OLIN an option to nonexclusively license, upon reasonable terms and conditions to be agreed upon, the use of the PRIMEX TECHNOLOGY AND PRIMEX INTELLECTUAL PROPERTY known to OLIN on or before the EFFECTIVE DATE but which have not been used by or on behalf of the OLIN BUSINESSES on or before the EFFECTIVE DATE, solely for the making, having made, use, offering for sale, selling and import of OLIN PRODUCTS, provided that no rights or licenses will be granted with respect to PRODUCTS other than OLIN PRODUCTS.


3.7  CONTINGENT LICENSE TO OLIN
---  --------------------------
The PARTIES acknowledge that OLIN has guaranteed the performance of PRIMEX with respect to certain contracts with the government of the United States of America (hereinafter referred to as the "Government Contracts"). In the event of a default by PRIMEX under such Government Contracts and the exercise by the government of its rights under the OLIN guarantee, PRIMEX and its AFFILIATES hereby grants to OLIN a royalty free, worldwide, nonexclusive license, with the right to sublicense, to use the PRIMEX TECHNOLOGY and PRIMEX INTELLECTUAL PROPERTY and any OLIN TECHNOLOGY or OLIN INTELLECTUAL PROPERTY subject to the licenses of Section 3.1 for the sole purpose of enabling OLIN to fulfill PRIMEX's obligations under such Government Contracts defaulted by PRIMEX. In such event PRIMEX and its AFFILIATES agrees to cooperate with OLIN and take all reasonable actions which are deemed necessary by OLIN to enable OLIN to fulfill PRIMEX's or its AFFILIATE's obligations under such Government Contracts, including without limitation, disclosing to OLIN any PRIMEX TECHNOLOGY reasonably requested by OLIN in order to fulfill such obligations.

3.8  SUBLICENSE TERMS
---  ----------------
Any sublicense granted pursuant to this ARTICLE 3 shall be consistent with and subject to the terms and conditions of this AGREEMENT.

3.9  LIMITATIONS
---  -----------
Notwithstanding any other provision of this AGREEMENT, no PARTY or its AFFILIATES shall be obligated to: (i) grant any license, or make any disclosure, to the other PARTY, with respect to INTELLECTUAL PROPERTY, owned or controlled by such PARTY or its AFFILIATES, if to do so would violate an agreement with an unrelated third party or (ii) grant any license, to the other PARTY, with respect to INTELLECTUAL PROPERTY, which are owned or controlled by such PARTY or its AFFILIATES, if to do so would be in violation of law. If the violation can be avoided by a lesser license, then the PARTIES or their AFFILIATES agree to grant same to the extent possible. The PARTIES or their AFFILIATES shall use reasonable commercial efforts to avoid such restrictions in agreements entered into following the EFFECTIVE DATE. PRIMEX hereby acknowledges, without limitation, that OLIN has granted an exclusive license to a third party with respect to shaped charge liners for oil field applications which are covered by a certain OLIN patent. Notwithstanding any other provision of this AGREEMENT, following the EFFECTIVE DATE, neither PARTY or their AFFILIATES shall be obligated to make any further disclosure to the other PARTY with respect to any TECHNOLOGY or INTELLECTUAL PROPERTY licensed hereunder.

3.10 THIRD PARTY ROYALTIES
---- ---------------------
If a licensor under this ARTICLE 3 is obligated to pay royalties to a third party with respect to a license or right granted herein, then notwithstanding the above, the licensee shall be obligated to pay such royalties as a condition of its license.

3.11 WARRANTY
---- --------
The PARTIES warrant that, except as set forth in this Agreement, they have not granted and will not grant any licenses which will conflict with the rights and licenses set forth in this AGREEMENT. The PARTIES also warrant that they have the right to grant the rights and licenses set forth in this Agreement. NO OTHER WARRANTY, OF ANY KIND, WHETHER EXPRESS OR IMPLIED, IS GIVEN BY ONE PARTY TO THE OTHER PARTY AND IN PARTICULAR THE PARTIES DISCLAIM ANY WARRANTY THAT THEIR RESPECTIVE INTELLECTUAL PROPERTY ARE VALID OR ENFORCEABLE OR USEFUL FOR ANY PURPOSE.

3.12 EXPRESS LICENSES ONLY
---- ---------------------
Except for licenses expressly granted pursuant to ARTICLE 3, no licenses are granted hereby, and nothing in the AGREEMENT shall be construed as, or result in, conveying by implication, waiver or estoppel any right or license to either PARTY or to any third party.

3.13 ABANDONING INTELLECTUAL PROPERTY
---- --------------------------------
If either PARTY wishes to abandon in any country any INTELLECTUAL PROPERTY right or application therefor licensed hereunder, it shall not do so without first notifying the other PARTY and giving it a reasonable opportunity to take over the prosecution or maintenance of such INTELLECTUAL PROPERTY right at its own expense. If the other PARTY agrees to take over the prosecution and maintenance of such INTELLECTUAL PROPERTY the abandoning PARTY shall transfer its interest therein to such other PARTY.


4.   SECRECY
--   -------

4.1  SECRECY OBLIGATION
---  ------------------
Each of the PARTIES agrees to keep confidential and neither disclose to others nor use except as permitted herein any CONFIDENTIAL INFORMATION received from the other PARTY or its AFFILIATES pursuant to the AGREEMENT.

4.2  LIMITS ON DISCLOSURE
---  --------------------
The receiving PARTY shall treat such CONFIDENTIAL INFORMATION in the same manner and with the same degree of care as it uses with respect to its own CONFIDENTIAL INFORMATION of like nature and shall disclose CONFIDENTIAL INFORMATION of the other PARTY only to its employees who have a need to know it, provided that such employees are bound to respect all secrecy obligations provided for in the AGREEMENT.

4.3  EXCEPTIONS
---  ----------
The obligation set forth in Section 4.1 shall not apply with respect to any CONFIDENTIAL INFORMATION which:

4.3.1     PUBLIC KNOWLEDGE
-----     ----------------
Is generally available to the public or subsequently becomes generally available to the public through no breach by the receiving PARTY of secrecy obligations under this Agreement or prior agreements between the PARTIES concerning the CONFIDENTIAL INFORMATION; or

4.3.2     RECEIVED FROM THIRD PARTY
-----     -------------------------
Is received from a third party who is legally free to disclose such CONFIDENTIAL INFORMATION and who did not receive such CONFIDENTIAL INFORMATION in confidence from the disclosing PARTY; or

4.3.3     APPROVED FOR DISCLOSURE
-----     -----------------------
Is approved in writing for release by the disclosing PARTY or its AFFILIATES; or

4.3.4     SUCCESSOR IN INTEREST
-----     ---------------------
Is disclosed to any permitted assignee of the AGREEMENT, provided that such assignee agrees to be bound by the provisions of the AGREEMENT; or

4.3.5     INDEPENDENTLY DEVELOPED
-----     -----------------------
Is independently developed by the receiving PARTY without reference to the CONFIDENTIAL INFORMATION received from the disclosing PARTY or its AFFILIATES.

4.4  PERMITTED DISCLOSURES
---  ---------------------
The provisions of Section 4.1 notwithstanding, in exercising the rights granted under the AGREEMENT, any PARTY may disclose CONFIDENTIAL INFORMATION to others for purpose of licensing (as permitted hereunder), design, engineering, construction or operation of permitted facilities using the disclosing PARTY's or its AFFILIATES licensed TECHNOLOGY; or obtaining or giving consulting services under a license agreement permitted hereunder, provided that any third party, to which such CONFIDENTIAL INFORMATION is disclosed shall have first entered into a written secrecy and non-use obligation at least as stringent as that imposed on the PARTIES pursuant to the AGREEMENT.

4.5  SUBPOENA OR DEMAND
---  ------------------
The provisions of Section 4.1 notwithstanding, a PARTY may disclose CONFIDENTIAL INFORMATION pursuant to a subpoena or demand for production of documents in connection with any suit or arbitration proceeding, any administrative procedure or before a governmental or administrative agency or instrumentality thereof or any legislative hearing or other similar proceeding, provided that the receiving PARTY shall promptly notify the disclosing PARTY or its AFFILIATES of the subpoena or demand and provided further that in such instances, the PARTIES use their best efforts to maintain the confidential nature of the CONFIDENTIAL INFORMATION by protective order or other means.


5.   DURATION AND TERMINATION
--   ------------------------

5.1  TERM OF AGREEMENT
---  -----------------
This AGREEMENT shall become effective on the EFFECTIVE DATE, and shall continue in full force and effect until the expiration of the last to expire of the INTELLECTUAL PROPERTY licensed hereunder or ten (10) years from the EFFECTIVE DATE, which ever is greater, at which time it shall terminate unless renewed by agreement of the PARTIES. After expiration of the AGREEMENT pursuant to this
Section 5.1 the rights and obligations set forth in ARTICLES 3, 4, and 10 shall survive.

5.2  TERMINATION FOR MATERIAL BREACH
---  -------------------------------
If either PARTY commits a material breach with respect to any of their obligations hereunder, the other PARTY may give written notice to the allegedly breaching PARTY specifying the alleged material breach and an intention to terminate the AGREEMENT. The PARTY charged with the alleged material breach shall have sixty (60) days from the date of receipt of such written notice to cure the alleged material breach. If the alleged material breach is not cured within said sixty (60)-day period, the other PARTY may terminate the AGREEMENT by sending a written notice of termination to the breaching PARTY and in this event, neither PARTY waives any legal rights to recover damages resulting from the termination of the AGREEMENT.

5.3  INSOLVENCY
---  ----------
In the event that either PARTY shall: (i) become insolvent or go into liquidation or receivership or be admitted to the benefits of any procedure for the settlement or postponement of debts or be declared bankrupt; or (ii) become party to dissolution proceedings; then the AGREEMENT and any and all obligations assumed hereby (except as otherwise expressly provided for herein) may be terminated by the other PARTY, if permitted by law, by giving written notice of such termination on a date specified therein.


6.   RIGHTS UPON TERMINATION OTHER THAN UNDER SECTION 6.1
--   ----------------------------------------------------

6.1  TERMINATION OF LICENSES
---  -----------------------
Notwithstanding the foregoing, the licenses granted under ARTICLE 3 to the PARTY committing the material breach under Section 5.2, may be canceled immediately by the PARTY terminating the AGREEMENT and such breaching PARTY shall promptly forward to the other PARTY all copies of CONFIDENTIAL INFORMATION, blue prints, drawings and data which it may have in written or graphic or machine readable form and which have been proposed or reproduced by it from the CONFIDENTIAL INFORMATION received from the other PARTY. The termination of this AGREEMENT pursuant to Section 5.2 shall not affect the rights and licenses previously granted to the non-breaching PARTY, which shall continue in full force and effect.

6.2  OBLIGATIONS SURVIVING TERMINATION
---  ---------------------------------
Upon termination pursuant to Sections 5.2 or 5.3, the obligations of each PARTY to the other shall cease except, subject to Section 6.1, the obligations set forth in ARTICLES 3,4 and 10 shall continue in full force and effect until completely discharged.


7.   FORCE MAJEURE
--   -------------

7.1  ACTS CONSTITUTING FORCE MAJEURE
---  -------------------------------
Neither PARTY shall be liable to the other arising out of a delay in its performance of this Agreement arising from causes beyond its reasonable control. Without limiting the generality of the foregoing, such events include any act of God; accident; explosion; fire; earthquake; flood; strikes; labor disputes; riots; sabotage; embargo; equipment failure; federal, state, or local legal restriction or limitation; failure or delay of transportation; shortage of, or inability to obtain, raw materials, supplies, equipment, fuel, electricity, or labor. Neither PARTY shall be required to resolve labor disputes or disputes with suppliers of raw material, supplies, equipment, fuel, or electricity, but shall use commercially reasonable efforts to seek alternative sources to the extent practicable.

7.2  NOTICE REQUIREMENT
---  ------------------
When circumstances occur which delay the performance of either PARTY under this Agreement, whether or not such circumstances are excused pursuant to Section 7.1 above, said PARTY shall, when it first becomes aware of such circumstances, promptly notify (or, if the circumstances occur on a holiday or weekend, on the first succeeding business day) the other PARTY, by facsimile or by telephone confirmed in writing within two (2) business days in the case of oral notice. Within ten (10) business days of the date when either PARTY first becomes aware of the event which it contends is responsible for the delay, it shall supply to the other PARTY in writing the reason(s) for and anticipated duration of such delay, the measures taken and to be taken to prevent or minimize the delay, and the timetable for the implementation of such measures.


8.   GUARANTEES, LIABILITIES AND INDEMNITIES
--   ---------------------------------------

8.1  LAWFUL POSSESSION
---  -----------------
Each PARTY represents that to the best of its knowledge and belief, it will be in the lawful possession of any CONFIDENTIAL INFORMATION when disclosed by it pursuant to the AGREEMENT and that the disclosure of said CONFIDENTIAL INFORMATION shall not in any way violate any agreement to hold such CONFIDENTIAL INFORMATION in confidence.

8.2  DISCLAIMER
---  ----------
Neither PARTY shall be liable to the other for indirect, special or consequential damages arising out of any use of CONFIDENTIAL INFORMATION or INTELLECTUAL PROPERTY rights obtained by it from the other PARTY hereunder.


9.   NOTICES
--   -------

Notices or requests to be given or made hereunder shall be delivered in person or sent by registered mail or telefax or telex acknowledged by the operator of the addressee at the following addresses or other addresses that each PARTY may from time to time designate

(a)      for PRIMEX:

PRIMEX TECHNOLOGIES, INC.
10101 Ninth Street North

St. Petersburg, Florida 33716-3807
ATTENTION: General Counsel
Tel: (813)578-1116
Fax: (813)578-8795

(b) for OLIN:

OLIN CORPORATION
501 Merritt Seven
Norwalk, Connecticut 06856-4500
Attention: Corporate Secretary
Tel: (203) 356-3126
Fax: (203) 356-2011


10.  EXPORTATION CONTROL
---  -------------------
Each PARTY agrees not to export or reexport, or cause to be exported, any CONFIDENTIAL INFORMATION furnished hereunder by the other PARTY or the equipment constructed on the basis of such CONFIDENTIAL INFORMATION, or the products manufactured with such CONFIDENTIAL INFORMATION to any country to which, under the laws of the country of origin of the CONFIDENTIAL INFORMATION, it is or may be prohibited from exporting such CONFIDENTIAL INFORMATION or the direct product thereof.


11.  ASSIGNMENT
---  ----------

11.1 LIMITATIONS ON ASSIGNMENT
---- -------------------------
The AGREEMENT shall not be assigned by either PARTY to a third party without the prior written consent of the other PARTY, except to: an AFFILIATE of a PARTY, or a successor in the business to which the AGREEMENT relates, or a successor in all or substantially all of the assets of either PARTY, provided that the successor agrees in writing to accept the rights and to be bound by the obligations of the assigning PARTY, any other assignment being void. The PARTIES agree to guarantee the performance of their AFFILIATEs under this AGREEMENT.

11.2 CHANGE OF CONTROL
---- -----------------
For purposes of Section 11.1. the following shall be deemed an assignment by a PARTY of this AGREEMENT:

       11.2.1: a PERSON (or two or more PERSONS acting as a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act")), other than such PARTY, or an employee benefit plan (or related trust) of such PARTY, becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of 15% or more of the then outstanding voting stock of such PARTY, or during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of such PARTY (together with any new director whose election by the Board or whose nomination for election by such PARTY's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the new directors then in office, and/or

       11.2.2: any consolidation or merger of such PARTY in which such PARTY is not the continuing or surviving corporation or pursuant to which shares of such PARTY's common stock would be converted into cash, securities or other property other than a merger in which holders of such PARTY's common stock immediately prior to the merger will have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, and/or

       11.2.3: any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of such PARTY, and/or

       11.2.4:   adoption of any plan or proposal for the liquidation or
       dissolution of such PARTY.

11.3 VIOLATION
---- ---------
Any assignment in violation of this ARTICLE 115 shall be considered void.


12.  MISCELLANEOUS
---  -------------

12.1 ENTIRE AGREEMENT
---- ----------------
The AGREEMENT embodies the entire understanding of the PARTIES. No amendment or modification of the AGREEMENT shall be valid or binding upon the PARTIES unless it is in writing and signed by the respective duly authorized officers of the PARTIES.

12.2 PARTIES ARE INDEPENDENT
---- -----------------------
The AGREEMENT does not and shall not be deemed to make either PARTY the agent, legal representative or partner of the other PARTY for any purpose whatsoever, and neither PARTY shall have the right or authority to assume or create any obligation or responsibility whatsoever, expressed or implied, on behalf of or in the name of the other PARTY or to bind the other PARTY in any respect whatsoever.

12.3 WAIVER
---- ------
The failure of either PARTY at any time to require performance by the other PARTY of any provision hereof shall in no way affect the full right to require such performance within a reasonable time or thereafter the performance of that and all other provisions, nor shall the waiver of any succeeding breach of such provision or any other provision operate as a waiver of the provision itself.

12.4 SEVERABILITY
---- ------------
The invalidity or unenforceability of any one or more of the provisions of the AGREEMENT shall not affect the validity or enforceability of the remaining provisions.

12.5 GOVERNING LAW
---- -------------
This Agreement shall be construed and governed, in all respects, by the law of the State of [Illinois ] applicable to contracts made and to be performed in that state without reference to any provisions relating to conflicts of law.

12.6 JURISDICTION
---- ------------
Each PARTY hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any [Illinois] State court or Federal court of the United States of America sitting anywhere within a radius of 50 miles from East Alton, [Illinois], and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the PARTIES hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such [Illinois] State or, to the extent permitted by law, in such Federal court. Each of the PARTIES hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

12.7 VENUE
---- -----
Each PARTY hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any [Illinois] State court or such Federal court located in the State of [Illinois]. Each of the PARTIES hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

12.8 SERVICE OF PROCESS
---- ------------------
Each Party to this Agreement irrevocably consents to service of process in the manner provided for notices in ARTICLE 910 hereof. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.


13.  SETTLEMENT OF DISPUTES
---  ----------------------
In the event of any disputes arising out of or in connection with the execution, interpretation, performance or nonperformance of this AGREEMENT, except for disputes relating to infringement, validity or enforceability of INTELLECTUAL PROPERTY, PRIMEX and OLIN shall use the following procedure prior to either PARTY pursuing other available legal remedies:

13.1 ALTERNATIVE DISPUTE RESOLUTION
---- ------------------------------
Upon signing of this Agreement each PARTY will designate one representative ("Representative") for the purpose of resolving disputes which may arise from time to time. Upon a dispute arising, either or both Representatives may request in writing a conference with the other. If so requested, the conference shall occur within ten (10) days of the initial written request and shall be held via telephone or at East Alton, Illinois, or elsewhere, at the option of the Representatives. The purpose and scope of the conference shall be limited to issues related to resolving the dispute. At the conference, each Representative, or his or her designee, shall use best efforts to attempt to resolve the dispute. If the dispute has not been settled within thirty (30) days of the first meeting of the Representatives, the parties shall establish a Management Appeal Board ("MAB") within ten (10) days of receipt of a request by
either PARTY to set up an MAB.   The MAB shall
consist of two (2) members of each respective PARTY's management. The President of OLIN shall appoint two members to represent OLIN and the President of PRIMEX shall appoint two members to represent PRIMEX. The sole purpose of MAB shall be to resolve any dispute over which the Representatives failed to resolve. The MAB members shall be persons other than the Representatives. The MAB shall meet at East Alton, Illinois or otherwise confer to resolve the dispute by good faith negotiations, which may include presentations by the Representatives or others.

13.2 ARBITRATION
---- -----------
In the event the parties are unable to resolve their disputes after availing themselves of the processes set forth in Section 13.1 above for a period of ninety (90) days, such disputes, shall be solely and finally settled by three arbitrators in accordance with the Commercial Arbitration Rules of the AAA (the "Arbitration Rules"). The PARTY electing arbitration shall so notify the other PARTY in writing in accordance with the Arbitration Rules, and such notice shall be accompanied by the name of the arbitrator selected by the PARTY serving the notice. The second arbitrator shall be chosen by the other PARTY, and a neutral arbitrator shall be chosen by the two arbitrators so selected. If a PARTY fails to select an arbitrator or to advise the other PARTY of its selection within thirty (30) days after receipt by such a PARTY of the notice of the intent to arbitrate, the second arbitrator shall be selected by the AAA. If the third arbitrator shall not have been selected within thirty (30) days after the selection of the second arbitrator, the appointment shall be made by the AAA. All such proceedings shall be conducted in New York, New York. The arbitrator shall make detailed findings of fact and law in writing in support of the decision of the arbitrator panel, and is empowered to award reimbursement of attorneys' fees and other costs of arbitration to the prevailing PARTY, in such manner as the arbitrator panel shall deem appropriate. The provisions of this
Section 13.2 shall not be deemed to preclude any PARTY hereto from seeking preliminary injunctive relief to protect or enforce its rights hereunder, or to prohibit any court from making preliminary findings of fact in connection with granting or denying such preliminary injunctive relief, or to preclude any PARTY hereto from seeking permanent injunctive or other equitable relief after and in accordance with the decision of the arbitrator panel. Whether any claim or controversy is arbitrable or litigable shall be determined solely by the arbitrator panel pursuant to the provisions of this Section 13.2. Any monetary award of the arbitrators panel shall include interest from the date of any breach or any violation of this Agreement. The arbitrators shall fix an appropriate rate of interest from the date of the breach or other violation to the date when the award is paid in full. The parties agree that judgment on the arbitration award may be entered in any court having jurisdiction over the parties or their assets.

13.3 CONTINUING OBLIGATIONS
---- ----------------------
It is expressly agreed that the failure of the parties to resolve a dispute on any issue to be resolved hereunder shall not relieve either PARTY from any obligation set forth in this Agreement. In addition, notwithstanding the pendency of any such dispute, neither PARTY will be excused of its obligations hereunder to cooperate with the other to effectuate the purposes of this Agreement.

13.4 COUNTERPARTS
---- ------------
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of this shall constitute one and the same instrument.

IN WITNESS WHEREOF the PARTIES hereto have caused this AGREEMENT to be executed in duplicate as of the date first written above.

OLIN CORPORATION                     PRIMEX TECHNOLOGIES, INC.


Name________________________         Name ________________________

Title_______________________         Title________________________

Date________________________         Date_________________________